                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              WASHINGTON, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                 December 15, 2004
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                                              THE PHOENIX COMPANIES, INC.
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                              (Exact name of registrant as specified in its charter)

              Delaware                                  1-16517                                06-1599088
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    (State or other jurisdiction                (Commission File Number)                      (IRS Employer
         of incorporation)                                                                 Identification No.)

               One American Row, Hartford, CT                                          06102-5056
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          (Address of principal executive offices)                                     (Zip Code)

         Registrant's telephone number, including area code:                             (860) 403-5000
                                                                            -----------------------------------

                                                  Not Applicable
                           (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

         The disclosure contained in "Item 2.03. Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant" is incorporated in this Item 1.01 by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

         On December 15, 2004, Phoenix Life Insurance Company ("Phoenix Life"), a wholly-owned subsidiary of
The Phoenix Companies, Inc., issued $175 million aggregate principal amount of surplus notes scheduled to mature on December 15, 2034 (the "Notes") in an offering that is exempt from the registration requirements of the Securities Act of 1933. The Notes were issued pursuant to the Fiscal Agency Agreement, dated December 15,
2004 (the "Fiscal Agency Agreement"), entered into between Phoenix Life and The Bank of New York ("BONY") as fiscal agent (the "Fiscal Agent"). The Notes bear interest at a rate of 7.15% per year, and, subject to the prior approval of the Superintendent (the "Superintendent") of the New York State Insurance Department,
interest on the Notes is scheduled to be paid semiannually in arrears on June 15 and December 15 of each year, commencing on June 15, 2005. Payment of principal of and any redemption payment with respect to the Notes is also subject to the prior approval of the Superintendent.

         The Notes will rank pari passu with any existing and future surplus notes or similar obligations of
Phoenix Life and will be expressly subordinate in right of payment to all indebtedness, policy claims and other creditor claims of Phoenix Life, other than indebtedness that is subordinated or ranks pari passu with the
Notes. The Notes will be unsecured obligations of Phoenix Life and will be subject to the provisions of Section
7435 of the New York Insurance Law, which establishes the priority of distribution of claims from the estate of a life insurance company in any rehabilitation, liquidation or dissolution of a life insurer domiciled in New
York.

         Subject to the prior approval of the Superintendent, the Notes may be redeemed, in whole or in part, at the option of Phoenix Life at any time at a "make-whole" redemption price set forth in the Notes.

         The Notes are not subject to any restrictive covenants.

         In the event of Phoenix Life's rehabilitation, liquidation or dissolution, the Notes will immediately mature in full without any action on the part of the Fiscal Agent or any holder of the Notes, with payment thereon being subject to the prior approval of the Superintendent.

         In no event shall the Fiscal Agent or any holder of the Notes be entitled to declare the Notes to be immediately payable.

         BONY is also the fiscal agent under the fiscal agency agreement, dated as of November 25, 1996, entered into between Phoenix Life and BONY, as fiscal agent. BONY is also an agent bank under the credit facility to which The Phoenix Companies, Inc. and Phoenix Life are parties.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     THE PHOENIX COMPANIES, INC.

Date:  December 15, 2004                             By:    /s/ Scott R. Lindquist
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                                                            Name:  Scott R. Lindquist
                                                            Title: Senior Vice President and
                                                                     Chief Accounting Officer